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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported): April 14, 2005


                              CENTRAL BANCORP, INC.
                              ---------------------
               (Exact Name Of Registrant As Specified In Charter)


      MASSACHUSETTS                     0-25251               04-3447594
-------------------------------      --------------         -------------
(State Or Other Jurisdiction           (Commission         (IRS Employer
Of Incorporation)                      File Number)        Identification No.)


 399 HIGHLAND AVENUE, SOMERVILLE, MASSACHUSETTS                02144
--------------------------------------------------------------------------------
(Address Of Principal Executive Offices)                    (Zip Code)


       Registrant's telephone number, including area code: (617) 628-4000
                                                           --------------


                                 NOT APPLICABLE
           -----------------------------------------------------------
          (Former Name Or Former Address, If Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02   DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
            APPOINTMENT OF PRINCIPAL OFFICERS

         On April 14, 2005, William P. Morrissey was promoted to the position of Executive Vice President and Chief Operating Officer of Central Co-operative Bank (the "Bank"), the wholly owned subsidiary of Central Bancorp, Inc. (the "Company").

         William P. Morrissey, 77, joined the Bank in November 1992 and, until his promotion on April 14, served as Senior Vice President for Corporate Affairs of the Bank, representing the Company and the Bank in outside banking and business organizations. Mr. Morrissey is former chairman and a current member of the Board of the Federal Home Loan Bank of Boston. Prior to 1986, Mr. Morrissey served as Executive Vice President for Corporate Affairs at The Boston Five Cents Savings Bank, and as Deputy Commissioner of Banks for the Commonwealth of Massachusetts. Mr. Morrissey is the father of John J. Morrissey, a director of the Company and the Bank.

         On April 14, 2005, David W. Kearn was promoted to the position of Executive Vice President - Senior Lending Officer of the Bank.

         David W. Kearn, 63, joined the Bank in June 1993 and, until his promotion, served as the Senior Vice President - Lending of the Bank. From 1990 to 1993, Mr. Kearn was a Vice President of Loan Administration at Somerset Savings Bank, Somerville, Massachusetts and was Senior Vice President/Branch Administration at United States Trust Company from 1987 to 1990. He serves on the Board of Directors of the Somerville Boys Club. He also serves as a director of the Bank's subsidiaries, Central Securities Corporation and Central Securities Corporation II.




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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            CENTRAL BANCORP, INC.



Date: April 20, 2005                        By: /s/ Paul S. Feeley
                                                --------------------------------
                                                Paul S. Feeley
                                                Senior Vice President, Treasurer
                                                     & Chief Financial Officer